UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2012

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

JDS Uniphase Corporation (“JDSU,” also referred to as the “Company,” “we,” “our,” and “us”) is filing this Current Report on Form 8-K to present revised historical consolidated financial statements and information included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “2012 Form 10-K”), which was filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2012. This information presents the results of our hologram business (“Hologram Business”) within our Advanced Optical Technologies (“AOT”) segment as discontinued operations on a retrospective basis for the years ended June 30, 2012, July 2, 2011 and July 3, 2010. The information contained in this Current Report on Form 8-K does not amend or otherwise restate any portion of the 2012 Form 10-K.

As previously disclosed in our Quarterly Report on Form 10-Q for the period ended September 29, 2012, which was filed with the SEC on November 8, 2012, (the “First Quarter Form 10-Q”), during the first quarter of fiscal 2013, we entered into a definitive agreement to sell our Hologram Business within AOT to OpSec Security Inc. In accordance with the authoritative accounting guidance, beginning in the first quarter of fiscal 2013, the results of the Hologram Business were reported as discontinued operations in our consolidated financial statements. Accordingly, we have recast certain information in our 2012 Form 10-K to reflect the results of operations related to our Hologram Business as discontinued operations.

We have included a new separate consolidated statement of comprehensive income (loss) to reflect the retrospective effect of our adoption of the updated guidance issued by the Financial Accounting Standards Board (“FASB”) in June 2011 (“ASU 2011-05”). Under the amended guidance, an entity is no longer allowed to present the components of other comprehensive income (loss) in the statement of stockholders’ equity. Instead, an entity has the option to present comprehensive income (loss) in either one continuous statement or two consecutive financial statements. We have elected to present comprehensive income (loss) in two consecutive statements.

The change in presentation due to the discontinued operations and the application of ASU 2011-05 affects only the following items of the 2012 Form 10-K, which are attached hereto in Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 respectively:

*Part I, Item 1 - Business

*Part I, Item 1A - Risk Factors

*Part II, Item 6 - Selected Financial Data

*Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations

*Part II, Item 8 - Consolidated Financial Statements and Supplemental Information

Other than the items listed above, we are not otherwise updating any other portion of the 2012 Form 10-K. Unaffected items of our 2012 Form 10-K have not been repeated in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations and implementation of ASU 2011-05 described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in our First Quarter Form 10-Q, in which we accounted for the discontinued operations and implementation of ASU 2011-05, and our other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K (except for Items 1, 1A, 6, 7, and 8), our First Quarter Form 10-Q, and our other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP*
99.1	Business (revised solely to present operations related to our Hologram Business as discontinued operations)*
99.2	Risk Factors (revised solely to present operations related to our Hologram Business as discontinued operations)*
99.3	Selected Financial Data (revised solely to present operations related to our Hologram Business as discontinued operations)*
99.4

Management’s Discussion and Analysis of Financial Condition and Results of Operations (revised solely to present operations related to our Hologram Business as discontinued operations and for the retrospective adoption of the amended guidance on the presentation of comprehensive income (loss))*

99.5

Consolidated Financial Statements as of June 30, 2012, and July 2, 2011 and for the three years ended June 30, 2012, July 2, 2011 and July 3, 2010 (revised solely to present operations related to our Hologram Business as discontinued operations and for the retrospective adoption of the amended guidance on the presentation of comprehensive income (loss))*

101.INS	XBRL Instance Document*
101.SCH	XBRL Taxonomy Extension Schema Document*
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*
101.LAB	XBRL Taxonomy Extension Label Linkbase Document*
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

*Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

	By:	/s/ REX S. JACKSON
Rex S. Jackson
Senior Vice President, Business Services Acting Chief Financial Officer

December 14, 2012